Exhibit 10.65

AMENDMENT NO. 3 TO PROMISSORY NOTE

AMENDMENT NO. 3 TO PROMISSORY NOTE, dated as of July 27, 2012 (this “Amendment”), between (a) CornerWorld Corporation, a Nevada corporation (the “Borrower”), and (b) Kelly Larabee Morlan (the “Lender”).

WITNESSETH:

WHEREAS, on March 30, 2011, the Borrower issued to the Lender its Promissory Note dated March 30, 2011, executed by the Borrower and payable to the order of the Lender in the original principal amount of $37,976 (the “Original Note,” and, as heretofore amended, as amended by this Amendment No. 3, and as the same may hereafter be amended from time to time, the “Promissory Note”).

WHEREAS, on September 6, 2011, the Borrower and the Lender executed Amendment No. 1 pursuant to which the parties agreed to amend the payment terms under the Note.

WHEREAS, on February 3, 2011, the Borrower and the Lender executed Amendment No. 2 pursuant to which the parties agreed to amend the payment terms under the Note.

WHEREAS, the Borrower has requested, and the Lender has agreed, to amend the Promissory Note as set forth below.

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, and notwithstanding any provisions of the Promissory Note to the contrary, the parties hereto hereby agree as follows:

1.         Schedule A attached to the Promissory Note shall be and hereby is amended and restated in its entirety to read as set forth on Schedule A attached to this Amendment.

2.         The Borrower hereby authorizes the Lender, and the Lender hereby agrees, to cause the following legends to be clearly, conspicuously and prominently inserted on the original of the Promissory Note, in each case following the signature of the Borrower:

“This Note has been amended by Amendment No. 3 to Promissory Note dated as of July 27, 2012, between CornerWorld Corporation, as maker of this Note and “Borrower” defined therein, and Kelly Larabee Morlan, as the then holder of this Note and “Lender” defined therein (“Amendment No. 3”), the provisions of which are incorporated by reference for all purposes of this Note, and each holder of this Note, by its acceptance hereof, irrevocably agrees to be bound by the provisions of Amendment No. 3.”

The Lender further agrees (a) to cause executed counterparts (or copies of executed counterparts) of Amendment No. 3 to be stapled or otherwise firmly affixed to the Original Note, and (b) to furnish a copy of the Original Note, with such legends so inserted and with such counterparts or copies of Amendment No. 3 so attached, to Borrower promptly after the Lender’s receipt of a fully executed counterpart of this Amendment.

3.         All of the terms and provisions of the Original Note, as amended by this Amendment No. 3, remain in full force and effect.  The Borrower hereby agrees that the amendments herein contained shall in no manner affect or impair the indebtedness evidenced by the Promissory Note, the obligation of the Borrower to make payment of the principal of and interest on the indebtedness evidenced by the Promissory Note in strict accordance with the face and tenor of the Promissory Note, or any of the liens or security interests securing such payment and performance.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

CORNERWORLD CORPORATION

/s/ Scott N. Beck
By: Scott N. Beck
CORNERWORLD CORPORATION
Its: Chief Executive Officer

/s/ Kelly Larabee Morlan
By: Kelly Larabee Morlan
An individual

Schedule A

Scheduled Payment Date	Amount

April 30, 2011	$3,165
May 31, 2011	$3,165
June 30, 2011	$3,165
July 31, 2011	$3,165
December 31, 2011	$9,000
July 31, 2013	$3,165
August 31, 2013	$3,165
September 30, 2013	$3,165
October 31, 2013	$3,165
November 30, 2013	$3,165
December 31, 2013	$491